UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2007

Commission File # 000-51055

RED MILE ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	20-4441647
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

4000 Bridgeway, Suite 101
Sausalito, CA 94965
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

415-339-4240
(Registrant’s telephone number, including area code)

                                               NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events (Issuances of Press Release)

On January 9, 2007, Red Mile Entertainment, Inc., a Delaware corporation, announced though a press release the acquisition of the assets of RoverActive Inc, a worldwide distributor and publisher of downloadable PC and PDA-based casual games. This press release is attached as exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Red Mile Entertainment, Inc.

Date: January 9, 2007	By:	/s/ Ben Zadik
		Name:	Ben Zadik
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release regarding the purchase of RoverActive.com issued January 9, 2007